F.N.B. Corporation Announces Agreement to Acquire Annapolis Bancorp, Inc. October 22, 2012 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

F.N.B. Corporation and Annapolis Bancorp, Inc. will file a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.
SHAREHOLDERS OF ANNAPOLIS BANCORP, INC. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY
OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION.
The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation has filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer,  F.N.B. Corporation, One F.N.B. Boulevard,
Hermitage, PA 16148, telephone: (724) 983-3317; and free copies of the documents Annapolis Bancorp, Inc. has filed with the SEC  by contacting Edward
Schneider, Treasurer and CFO,  Annapolis Bancorp, Inc., 1000 Bestgate Road, Suite 400, Annapolis, MD 21401, telephone: (410) 224-4455.
F.N.B. Corporation and Annapolis Bancorp, Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning such participants' ownership of
Annapolis Bancorp, Inc. common stock will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.
This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation.  Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”,
“project”, “goal”, and other similar words and expressions.  These forward-looking statements involve certain risks and uncertainties.  In addition to factors previously disclosed in F.N.B. Corporation’s reports filed with the SEC and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by Annapolis Bancorp, Inc. shareholders, on the expected terms and schedule; delay in closing the
Merger; difficulties experienced by F.N.B. Corporation in expanding into a new market area, including retention of customers and key personnel of Annapolis
Bancorp, Inc. and its subsidiary BankAnnapolis; difficulties and delays in integrating the F.N.B. Corporation and Annapolis Bancorp, Inc. businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of F.N.B. Corporation’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
ADDITIONAL INFORMATION ABOUT THE MERGER

Renovo
Back Mountain
Hawley
Wilkes-Barre
Nanticoke
Port Jervis
Goshen
Mt Pocono
Newton
Freeland
Bloomsburg
Milton
Hazleton
Stroudsburg
Mt Bethel
Lewisburg
Catawissa
Hopatcong
Paterson
Yonkers
Clifton
Bushkill Center
Newark
Elizabeth
Shamokin
New Castle
Easton
Allentown
Lykens
Schuylkill Haven
Bethlehem
Somerville
Plainfield
New Brunswick
Huntingdon
New Bloomfield
Quakertown
East Brunswick
Long Branch
Reading
Lebanon
Pottstown
Harrisburg
Trenton
Carlisle
Lititz
Ephrata
Phoenixville
Norristown
Lakewood
Shippensburg
Lancaster
New Jersey
Philadelphia
Camden
Chambersburg
Toms River
York
Chester
New Providence
Quincy
Gettysburg
Shrewsbury
Wilmington
Fairview
Hagerstown
Westminster
Frederick
Millville
Ellicott City
Baltimore
Dover
Ocean City
Columbia
Maryland
Cape May Court House
Washington
Arlington
Cape May
Chantilly
Manassas
Easton
Delaware
Fort Washington

FNB Corporation

Natural progression
Consistent with stated expansion strategy
Market opportunity
Attractive demographics
Significant commercial banking opportunities
Excellent retail and wealth opportunities
Access to greater Baltimore and Washington
D.C. markets
Execute FNB’s scalable, proven business
model and strong sales management culture
Establishes a 5
th
FNB region (refer to page 5)
Attractive partner
ANNB is a relationship-focused bank with
strong community ties and presence
Opportunity Overview

Source: Deposit and demographic data per SNL Financial; deposits as of June 30, 2012
(1) Includes branch opened October, 2012 in Waugh Chapel
County Branches
Deposits in
Market ($000)
HH Income
($ - 2011)
Anne Arundel, MD (1) 7 298,251 79,692
Queen Anne’s, MD 1 45,107 72,774
FNB Current Wtd Avg. by County 42,332
Attractive Market Entry Opportunity
Markets conducive to FNB’s model
Annapolis Bancorp (ANNB) (8 branches) (1)
F.N.B. (FNB) (266 branches)

Baltimore
Washington
Arlington
Alexandria
College Park
Columbia

Number of Companies

FNB Corporation

Market Opportunity

9,693
25,379
35,072
10,000
15,000
20,000
25,000
30,000
35,000
40,000
>$5 million $1 $5 million Total
Revenue
0
5,000
-
Number of Commercial Companies Within 50-Mile Radius of ANNB
(2)
Leverage FNB’s core competencies and proven business model in a high growth market
Execute FNB’s scalable, cross-functional sales management process
Regional model with local decision making, market leaders, credit authority and functional support
Competitive environment : Similar to FNB’s larger markets
Future opportunity for expansion: 25 identified banks in close proximity
(1)
Attractive markets present commercial and retail opportunities
Strong demographics present retail, wealth management, private banking and insurance opportunities
Strong commercial opportunities with access to more than 35,000 companies within 50-mile radius
(1) Source: SNL Financial; Includes banks with assets between $200 million and $5 billion with NPA’s/assets<4%; Excludes MHC’s, merger targets and banks with 5 or fewer branches
(2) Source: Hoover’s; Includes companies within a 50-mile radius of ANNB headquarters with revenue >$5 million, between $1 and $5 million and total companies with revenue >$1 million

Ohio
West Virginia
Virginia
Pennsylvania
New Jersey
Delaware

F.N.B. Corporation

FNB’s Regional Model
The ANNB transaction will
create a 5
th
FNB region
Benefits of a regional model
Local established
management team with
strong ties to region
Local decision making
Leverage newly created
regional hub to integrate
future acquisitions
Regional Model
Northwest Region
Pittsburgh Region
Central Region
Capital Region
Newly Created
Maryland Region
FNB Regions

(1) Based on FNB stock price as of Friday, October 19, 2012
(2) Subject to incremental cash pay-out for potential credit-related adjustment
(3) Dependent upon credit related adjustment
(4) Excluding one-time costs
Transaction Overview

Consideration
$12.09
(1)
per Annapolis Bancorp share
Fixed 1.143x exchange ratio
100% stock
(2)
Credit Related
Adjustment
Maximum additional cash consideration of up to $0.36 per share in cash based on Annapolis Bancorp’s ability to resolve an agreed upon credit matter
Gross Credit Mark 5% - 6% of loans
(3)
Detailed Due Diligence Completed
Required Approvals Customary regulatory and Annapolis Bancorp shareholders
Expected Closing April 2013
TARP Repayment
Annapolis Bancorp intends to redeem its $4 million of remaining TARP prior to closing, subject to Treasury approval
Financial Impact
Neutral to tangible book value per share
Highly accretive on a marginal basis to earnings per share
Slightly accretive to total FNB earnings per share in the first full year
(4)

7 Appendix

Baltimore
Washington
Alexandria
West Friendship
Patuxent River State Park
Ellicott City
Catonsville
Essex
Dundalk
Back River
Arbutus
Lansdowne
Patapsco River
Baltimore Highlands
Sparrows Point Industrial Complex
Edgemere
Hart Miller Island
Columbia
Elkridge
Linthicum Heights
Ferndale
Olney
Ashton
Fulton
Jessup
Glen Burnie
Green Haven
North Laurel
Severn
South Gate
Rossmoor
Cloverly
Fairland
Laurel
Maryland City
Pasadena
Lake Shore
Aspen Hill
Wheaton-Glenmont
South Laurel
Odenton
Severna Park
Magothy River
Severn River
Wheaton
White Oak
Hillandale
Crofton
Crownsville
Arnold
Cape St Claire
Silver Spring
Adelphi
Greenbelt
Bethesda
College Park
Glenn Dale
Annapolis
Chillum
Seabrook
Bowie
Brookmont
Hyattsville
Lanham
Londontowne
Kent Island
Crab Alley Bay
Palmer Park
Mitchellville
South River
Coral Hills
Kettering
Mayo
District Heights
Suitland
Forestville
Hillcrest Heights
Camp Springs
Chesapeake

Annapolis Bancorp (8 branches)
$297 Million Loan Portfolio
$343 Million of Deposits
Source: SNL Financial and public filings as of June 30, 2012.
Annapolis Bancorp, Inc. Financial Overview
Consumer
3%
C&D
13%
CRE
41%
C&I
16%
Home Equity
12%
1-4 Family
16%
5.66% Yield:
Savings
38%
Time
Deposits
21%
NOW
10%
Money
Market
15%
Noninterest
Bearing
16%
0.47%
Cost:

Annapolis Bancorp, Inc. Financial Highlights

Source: SNL Financial and public filings.
($ in millions, except EPS)
Year Ended December 31 Quarter Ended
2008 2009 2010 2011 03/31/12 06/30/12
Balance Sheet
Total Assets $395 $444 $432 $442 $441 $437
Gross Loans 268 282 280 290 301 297
Total Deposits 301 350 341 350 347 343
Loans / Deposits 89% 80% 82% 83% 87% 87%
Capital
TARP $0 $8 $8 $8 $8 $4
Common Equity 27 25 27 29 30 31
TCE / TA 6.8% 5.5% 6.2% 6.6% 6.8% 7.0%
Tier 1 Ratio 11.4 12.5 12.8 12.8 12.7 11.8
Total Capital Ratio 12.6 13.7 14.1 14.0 14.0 13.1
Leverage Ratio 8.4 8.6 9.1 9.4 9.6 8.8
Income Statement
Net Income $1.4 ($1.7) $1.6 $2.2 $0.8 $0.9
ROAA 0.38% (0.38%) 0.37% 0.50% 0.75% 0.83%
ROAE 5.4 (5.2) 4.7 6.1 8.7 10.4
Net Interest Margin 3.6 3.3 3.7 3.9 3.8 3.9
Efficiency Ratio 70 76 72 69 67 65
Fee Income / Revenue 12 12 11 10 10 10
EPS $0.35 ($0.56) $0.29 $0.39 $0.18 $0.21
Asset Quality
Reserves / Loans 1.54% 2.81% 2.45% 2.47% 2.25% 2.32%
NPAs / Assets 1.64 4.35 2.35 1.88 1.94 1.97
NCOs / Avg. Loans 0.21 1.00 1.16 0.64 0.79 (0.04)